EXHIBIT 10.1

                          AMENDMENT TO RIGHTS AGREEMENT


         AMENDMENT, dated as of May 14, 1999 (the "AMENDMENT"), to the Rights Agreement dated as of March 31, 1998 (the "RIGHTS AGREEMENT"), between PREMIER LASER SYSTEMS, INC., a California corporation (the "COMPANY"), and AMERICAN STOCK TRANSFER AND TRUST COMPANY (the "RIGHTS AGENT").

         WHEREAS, the Company proposes to enter into a Secured Convertible Debenture Purchase Agreement with STRONG RIVER INVESTMENTS, INC., and HERKIMER, LLC (collectively, the "PURCHASERS") pursuant to which the Purchasers will acquire 6% Secured Convertible Debentures due 2002 ("Debentures") and Warrants which securities may, under certain circumstances, be convertible into or exercisable for in excess of 15% of the Company's Common Shares (as defined in the Rights Agreement)

         WHEREAS, the Company and the Rights Agent entered into the Rights Agreement which specified the terms of the Rights (as defined therein);

         WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 27 of the Rights Agreement to permit the purchase of securities pursuant to the Purchase Agreement and upon the conversion of the Debentures and exercise of the Warrants, without causing a Distribution Date under the terms of the Rights Agreement; and

         WHEREAS, the Board of Directors of the Company has approved this Amendment in accordance with its Bylaws.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereto agree as follows:

         1. AMENDMENT TO RIGHTS AGREEMENT. The Rights Agreement shall be amended as follows:

            (a) Section 1(a) of the Rights Agreement is hereby deleted in its entirety and replaced by the following:

                "(a) "ACQUIRING PERSON" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of such plan.


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            Notwithstanding the foregoing, neither the Purchasers (or either of them) nor any Affiliate or Associate thereof (together, the "PURCHASER GROUP") shall be deemed as "Acquiring Person" by virtue of the purchase of the Debentures or the Warrants, or by virtue of the conversion of the Debentures into Common Shares or exercise of the Warrants in accordance with their terms.

         2. REFERENCE TO AND EFFECT ON RIGHTS AGREEMENT. On and after the date of this Amendment, each reference in the Rights Agreement to the term "Agreement," or to "hereof," "hereunder," or "herein" shall be deemed to refer to the Rights Agreement as amended hereby.

         3. EFFECTIVE DATE. This Amendment and the amendments to the Rights Agreement effected hereby shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall otherwise be unaffected hereby.

         4. COUNTERPARTS. The Amendment may be executed in one or more counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, effective as of the day and year first above written.


                                           PREMIER LASER SYSTEMS, INC.,



                                           By:  /S/ COLETTE COZEAN
                                                --------------------------------
                                                Colette Cozean,
                                                Chief Executive Officer
ATTEST:


By:  /S/ ROBERT MAHONEY
     ---------------------------------
     Robert Mahoney,
     Executive Vice President-Finance


                                           AMERICAN STOCK TRANSFER AND
                                           TRUST COMPANY


                                           By:  /S/  HERBERT LEMMER
                                                --------------------------------

                                                Title:  VICE PRESIDENT
                                                       -------------------------
 ATTEST:



By: /S/ SUSAN SILBER
    ----------------------------------

    Title: ASSISTANT SECRETARY
          ----------------------------


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